. . . . . . . . . . . . ViroPharma Incorporated Acquisition of LEV Pharmaceuticals July 15, 2008 Exhibit 99.2

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This presentation contains certain forward-looking statements that involve risks and uncertainties. Actual results and events may differ significantly from results and events discussed in forward-looking statements.
Such forward-looking statements include, but are not
limited to, statements about the benefits of the business combination transaction involving ViroPharma and Lev, including, among others, future financial and operating results, cost savings, enhanced revenues, ViroPharma’s plans, objectives, expectations and intentions and other statements that are not historical facts.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Lev stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that revenues following the merger will be lower than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers;
competition and its effect on pricing, spending, third-party relationships and revenues; new information arising out of clinical trial results; the risk that the safety and/or efficacy results of existing clinical trials for Cinryze™ will not support approval for a biologics license; the risk that FDA may require Lev, or after the merger, ViroPharma, to conduct additional clinical trials for Cinryze™; the risk that FDA may interpret data differently than Lev, or after the merger, ViroPharma, does or requires more data or a more rigorous analysis of data than expected; the risk that FDA will not approve a product for which a biologics license has been applied; obtaining regulatory approval to market Cinryze™; market acceptance of Cinryze™; maintaining the orphan drug status associated with
Cinryze™. These factors, and other factors, including, but not limited to those described in our filings with the Securities and Exchange
Commission, could cause future results to differ materially from the expectations expressed in this presentation. The forward-looking statements contained in this presentation may become outdated over time. We do not assume any responsibility for updating any forward-
looking statements.
Factors that might cause or contribute to such differences include, but are not limited to, those discussed in “Risk
Factors” in our 10K for the year ended December 31, 2007 and 10-Q for the period ended March 31, 2008 filed with the Securities and
Exchange Commission.

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Additional Information About this Transaction
In connection with the proposed merger, ViroPharma will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Lev that also constitutes a prospectus of ViroPharma. Lev will mail the proxy statement/prospectus to its stockholders.
ViroPharma and Lev urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information.
You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).
You may also obtain these documents, free of charge, from ViroPharma’s website (www.viropharma.com) under the tab “Investors” and then under the item “SEC Filings”. You may also obtain these documents, free of charge, from Lev’s website (www.levpharma.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”
Proxy Solicitation
ViroPharma, Lev and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Lev stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Lev stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about ViroPharma’s executive officers and directors in its definitive proxy statement filed with the SEC on April 11, 2008. You can find information about Lev’s executive officers and directors in definitive proxy statement filed with the SEC on April 16, 2008. You can obtain free copies of these documents from ViroPharma and Lev using the contact information above.

. . . . . . 4 ViroPharma Incorporated Vincent Milano President and Chief Executive Officer

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ViroPharma Incorporated
LEV Represents an Ideal Strategic Fit
Company with late stage, clinically proven product with
additional indication opportunities
Targeting serious diseases with great medical need
Markets addressable with small sales force
Modest additional infrastructure required
High probability of regulatory and commercial success

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ViroPharma Incorporated
Cinryze™ is an Important Potential Therapy
Cinryze is replacement therapy for patients with HAE (hereditary angioedema), a dangerous and rare disease
Supported by 35+ years of replacement therapy experience in Europe
Strong exclusivity proposition: US Orphan drug designation
Orphan exclusivity will follow the label
Only drug in development with pivotal data in HAE prophylaxis
Potential near term approval in prophylaxis: Est. 4Q 2008
FDA panel considered prophylaxis only
Complete Response Letter raised issues including CMC; we are comfortable with
Lev’s response but FDA must agree
Life saving drug targets dangerous disease; clear medical need

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ViroPharma Incorporated
Deal Terms
Total deal value $3.75/share, $617.5M aggregate value
Upfront payment of $2.75/share, $442.9M payable in 82% cash
and 18% VPHP stock
Two contingent value right payments consistent with Cinryze
success
0.50/share ($87.4M cash) on both approval and grant of orphan exclusivity as first in C1 INH category for acute treatment of HAE; or 2 years with no other acute C1 INH approval
0.50/share ($87.4M cash) on the achievement of cumulative net sales of $600M
$20M common stock equity investment

. . . . . . 8 ViroPharma Incorporated Colin Broom, M.D. Vice President, Chief Scientific Officer

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Cinryze™
Clinical and Regulatory History
2004:
Orphan drug designation in HAE
2005:
Fast track designation received in US
2007:
Phase 3 data from prophylactic and acute trials presented
2007:
Cinryze BLA submitted, including both sets of data
2008:
Complete response letter received by Lev
2008:
Complete Response accepted for review by FDA; Oct. 14th action date targeted
2008:
BPAC panel vote unanimous for approval of Cinryze™ prophylaxis
FDA has indicated that they consider prophylaxis and acute to be different orphan indications

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Cinryze™
Targeting: Hereditary Angioedema (HAE)
HAE is a life-threatening and debilitating genetic disorder
Caused by a deficiency of C1 inhibitor
(C1-INH) protein
Autosomal dominantly inherited disease/50% chance of transmission to child
Attacks last 2–3 days; on average, occur once per month
Severely affected patients may have 2-3 attacks per week
Associated with up to 40% mortality if left untreated
U.S. patient population with deficiency: ~10,000
Approximately 4,600 patients diagnosed
Current treatments inadequate; carry serious side effects
Anabolic steroids are today used as prophylaxis in ~1500 patients because their risk of dying from laryngeal attack too high
Very little usage in female or pediatric patients, despite great need
Cinryze is replacement therapy for C1 inhibitor deficiency

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Urogenital
Result commonly from intercourse and/or childbirth
Associated with painful urination and swollen genitalia
Abdominal
Associated with severe pain, intestinal obstruction,
nausea, vomiting, and dehydration
Lead to hospitalizations and unnecessary surgeries
Laryngeal
May lead to death from asphyxiation
Often require intubation and tracheotomy
Extremity
Most common sites affected
Swelling of hands and feet are functionally disabling
Facial
Most often affect lips, eyelids, and tongue
Swelling may migrate or extend to the upper airways
Clinical Presentation of HAE

. . . . . . 12 HAE: Example of Facial Swelling …Leading to a laryngeal attack

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What is C1 inhibitor?
A Human Plasma Protein… … that mediates inflammation
Key regulator of three
biochemical pathways:
contact
complement
fibrinolysis
C1 inhibitor deficiency
can cause:
disfiguring swelling
debilitating pain
asphyxiation & death

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Hereditary Angioedema (HAE)
Current Treatments Create Unmet Medical Need
Acute treatment of HAE
In US:
Supportive therapy only
Extremities – no treatment
GI tract – antiemetics, morphine
Larynx – intubation, tracheotomy
In EU: C1-INH
Prophylaxis against HAE
In US: Anabolic steroids (including Danazol)
Underused
Side effects of steroid use include liver toxicity, lipid
abnormalities, carcinogenicity and virilization
Limited usage among women and children
In EU: anabolic steroids and C1-INH

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Hereditary Angioedema
(HAE)
Importance of prophylaxis
HAE is a dangerous disease; associated with up to 40%
mortality if left untreated
No way to tell if an attack will be deadly or how long an attack will take to develop
C1 inhibitor used up more quickly during an acute attack,
leading to an increase in the severity /duration
~1,500 patients already choose prophylaxis against HAE with
anabolic steroids, despite limitations
Market research in US HAE patients: 55% claimed needs not
being met by currently available drugs

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Pivotal Phase 3 Results from Cinryze™
Prophylactic Study
Randomized, double-blind, placebo-controlled, multi-center study
22 subjects treated twice weekly
History of at least 2 attacks per month to qualify
Crossover design: 12 weeks of treatment in each arm for a total of 24 weeks
Met primary endpoint: reduction in the number of HAE attacks
52% reduction in total number of attacks in Cinryze group (P<0.0001)
Subjects in placebo arm received significantly more open-label Cinryze™
Met secondary endpoints with statistical significance
66% reduction in days of swelling (P<0.0001)
Decreases in average duration (P=0.0004) and severity (P=0.0008) of attacks
19 of 22 patients (86%) showed improvement in Cinryze™ arm
11of 22 patients (50%) had no swelling or minor swelling
Over 7,000 doses of Cinryze administered to date
No immunogenicity, no drug related SAEs

. . . . . . 17 Cinryze™ First Dose Program Revenue Base at Launch More than 100 patients in open label prophylactic trials Provides revenue base at launch

. . . . . . 18 ViroPharma Incorporated Dan Soland Vice President, Chief Operating Officer

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Status of Drugs in Development for HAE
Multiple HAE drugs with Orphan Drug designation
However, FDA have indicated that they are considering HAE
prophylaxis and acute treatment separately for exclusivity
Drugs with pivotal prophylactic
data:
Only
Lev’s Cinryze™ (C1 INH)
Drugs with pivotal acute
data or in acute HAE pivotal studies:
Lev’s Cinryze (C1 INH)
CSL Behring’s Berinet (C1 INH) – no prophylactic data
Jerini’s (Shire) Icatibant (bradykinin) – no prophylactic data, short half life
Dyax’ DX-88 (kallikrein) – no prophylactic data, short half life
Pharming’s Rhucin (rhC1-INH) – no prophylactic data

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Significant HAE Market Opportunity
U.S. HAE population (diagnosed)
4,600*
Acute market
3,100
Treatments per year
(6 per year)
18,600
Prophylaxis market
1,500
Treatments per year
(1.5 per week)
117,000
* US Hereditary Angioedema Assoc.
Pricing anticipated to be comparable to other ultra
orphan drugs
Multi-hundred million dollar market opportunity
in both acute and prophylaxis

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Understanding the Ultra-Orphan Market
Brand Name Indication Company
Paroxysmal Nocturnal
Hemoglbinuria (PNH)
Soliris™ Alexion
$400K
Hunter syndrome  (MPS II)
Elaprase™ Shire
$375K
Gaucher’s disease Cerezyme® Genzyme
$250K
Fabry disease Fabrazyme® Genzyme
$250K
Hurler syndrome (MPS) Aldurazyme® Biomarin/Genzyme
$370K
Mucopolysaccharidoses
(MPS)
Myozyme®
Genzyme
$280K
~Annual
cost
Annual costs are approximate and may vary depending on dosing

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700+ allergists with 3,500+ HAE patients under care
175 docs manage 70% of patients
~1,500 patients are currently taking prophylactic anabolic steroid
Only 34% of family members have been tested for HAE
Despite 50/50 chance that an HAE+ parent will pass it to child
Represents significant growth opportunity
Understanding Today’s HAE Landscape
Source: LEV market research

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HAE treating allergists average of 6.5 HAE patients per practice
64% to 75% currently use prevention with steroids despite
limitations
Allergists unsatisfied with current prophylactic options
59% of responding allergists rate current satisfaction level as 3 or below on scale of 7
No allergists rated current satisfaction as ‘completely satisfied’
Would convert more than 60% of patients with >2 attacks/mo.
to C1 INH-replacement therapy when available
Would convert ~80%+ of patients with 4+ attacks/month
Understanding Today’s HAE Landscape
Lack of Satisfaction Among Allergists
Source: LEV market research

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Patient unmet needs: prevention and symptom relief
66% take steroids, though very concerned about associated
long-term health problems
Strong preference to convert from Danazol to C1-INH
Prophylaxis needed for a return to normalcy
Preventative needs are unmet:
55% say needs not being met by current drugs (rated 2 or 1, on a 5 scale)
30% of these claimed that their needs were not being met at all (rated 1)
Understanding Today’s HAE Landscape
Lack of Satisfaction Among HAE Patients
Source: LEV market research

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Cinryze™
Commercialization Plan in Place for Successful Launch
Already executing on strong commercialization plan:
Publication, patient association, KOL, internet, etc. plans underway
Distribution strategy in place
Patient Assistance Program ready to assure that every
HAE patient would have access to drug
Limited infrastructure required
Small sales force will be added to promote Cinryze (15-20 reps)
Minimal regional medical scientist expansion

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ViroPharma Incorporated
Launch and Commercialization of Cinryze™
Strong work in advance of approval by Lev team helps
support successful launch
ViroPharma’s commercial and regulatory experience and
infrastructure, and capital, improve likelihood of success
Additional upside possible in acute treatment
Consideration of other territories and indications provide
long term growth opportunities for Cinryze

. . . . . . 27 ViroPharma Incorporated Vincent Milano President and Chief Executive Officer

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ViroPharma Incorporated
LEV Acquisition Represents an Ideal Strategic Fit
Opportunity to acquire another near term opportunity
Multiple additional potential indications possible
Fits VPHM business development requirements perfectly
Niche product opportunity
Targets serious disease; significant unmet medical need
Addressable with modest infrastructure
High probability of regulatory and commercial success
Integration is doable; both companies engaged
Great expertise in HAE that we would like to retain
Still have strong cash reserves

. . . . . . . . . . . . ViroPharma Incorporated Acquisition of LEV Pharmaceuticals July 15, 2008